Exhibit 10.3

[Certain portions of this document have been omitted pursuant to Item 601(b)(10) of Regulation S-K and, where applicable, have been marked with “[*]” to indicate where omissions have been made. The marked information has been omitted because it is (i) not material and (ii) is the type that the registrant treats as private or confidential.]

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) dated as of December 27, 2023 among Workhorse Group Inc., a Nevada corporation (the “Pledgor”), each of the Subsidiaries of the Pledgor from time to time party hereto (together with the Pledgor and all Additional Grantors (as defined below), the “Grantors”) and High Trail Special Situations LLC, a Delaware limited liability company, in its capacity as collateral agent for the benefit of the Holders (as defined below) (together with its successors and assigns in such capacity, the “Secured Party”).

W I T N E S S E T H:

WHEREAS, the Pledgor will enter into that certain Securities Purchase Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”), with High Trail Special Situations LLC (the “Initial Holder”) and each other party thereto, pursuant to which, among other things, the Pledgor will issue, and the Initial Holder will purchase, subject to the terms set forth therein, the Convertible Notes (as defined in the Securities Purchase Agreement);

AND WHEREAS, it is a condition precedent to the closing under the Securities Purchase Agreement that the Grantors shall have executed and delivered this Agreement to the Secured Party for its benefit and the benefit of the Holders.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms used herein without definition and defined in the Convertible Notes are used herein as defined therein. In addition, as used herein:

“Account” means any “account”, as such term is defined in the UCC.

“Additional Grantor” shall have the meaning given in Section 4.14.

“Agreement” has the meaning set forth in the preamble hereof.

“Applicable Law” means, in relation to any subject, all provisions applicable to that subject of all (i) constitutions, treaties, statutes, laws, rules, regulations and ordinances of any Governmental Entity, (ii) authorizations, consents, approvals, permits or licenses issued by, or a registration or filing with, any Governmental Entity and (iii) orders, decisions, judgments, awards and decrees of any Governmental Entity (including common law and principles of public policy).

“Chattel Paper” means all “chattel paper”, as such term is defined in the UCC, including, without limitation, “electronic chattel paper” and “tangible chattel paper”, as each term is defined in the UCC.

“Collateral” has the meaning ascribed thereto in Section 3 hereof.

“Collateral Records” means all books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

“Collateral Support” means all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Commercial Tort Claims” means “commercial tort claims”, as such term is defined in the UCC, including, without limitation, all commercial tort claims listed on Schedule VIII hereto.

“Contracts” means all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which a Grantor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

“Control Agreement” has the meaning set forth in Section 4.5 hereof.

“Convertible Notes” has the meaning set forth in the Securities Purchase Agreement.

“Copyrights” means all copyrights and rights, title and interests (and all related IP Ancillary Rights) in copyrights, works protectable by copyrights, mask works, database and design rights, copyright registrations and copyright applications, including, without limitation, the copyright registrations and copyright applications listed on Schedule III attached hereto (if any), all Copyrights (as defined in the Convertible Notes), and all renewals of any of the foregoing.

“Deposit Accounts” means all “deposit accounts”, as such term is defined in the UCC, now or hereafter held in the name of a Grantor.

“Documents” means all “documents”, as such term is defined in the UCC, and shall include, without limitation, all documents of title (as defined in the UCC), bills of lading or other receipts evidencing or representing Inventory or Equipment.

“Equipment” means (i) all “equipment”, as such term is defined in the UCC and, in any event, shall include, Motor Vehicles, (ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures and tools (in each case, regardless of whether characterized as equipment under the UCC); and (iii) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing, including any fixtures.

“Excluded Accounts” means (i) an account maintained by a Grantor exclusively for securing a letter of credit related to an existing lease, with an account balance not to exceed $500,000, plus any interest that accrues on such amount, and (ii) any accounts maintained by a Grantor exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of such Grantor’s employees; provided amounts therein are transferred into such accounts no earlier than two Business Days prior to the use of all amounts contained therein for making such payments.

“Excluded Collateral” has the meaning set forth in Section 3.1(a) hereof.

“General Intangibles” means all “general intangibles”, as such term is defined in the UCC, and, in any event, shall include, without limitation, payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs and other Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the UCC.

“Goods” means all “goods”, as such term is defined in the UCC, including, without limitation, fixtures and embedded Software to the extent included in “goods” as defined in the UCC.

“Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

“Grantors” has the meaning set forth in the preamble hereof.

“Holders” means the Initial Holder and each Holder under and as defined in any Convertible Note.

“Initial Holder” has the meaning set forth in the preamble hereof.

“Instruments” means all “instruments”, as such term is defined in the UCC, and shall include, without limitation, promissory notes, drafts, bills of exchange and trade acceptances.

“Insurance” means (i) all insurance policies covering any or all of the Collateral (regardless of whether the Secured Party is the loss payee thereof) and (ii) all key man life insurance policies (if any).

“Intellectual Property” means all rights, title and interests in intellectual property arising under any Applicable Law and all IP Ancillary Rights relating thereto, including all Copyrights, Patents, Trademarks, Internet Domain Names, Trade Secrets, industrial designs, integrated circuit topographies, confidential proprietary information and rights under Intellectual Property Licenses.

“Intellectual Property Licenses” means any written agreement, including all contractual obligations (and all related IP Ancillary Rights), granting any right, title and interest in any Intellectual Property, including software license agreements, whether a Grantor is a licensee or licensor under any such license agreement, and including, without limitation, the license agreements listed on Schedule IV attached hereto and all Copyright Licenses, Patent Licenses and Trademark Licenses (each as defined in the Convertible Notes).

“Internet Domain Name” means all right, title and interest (and all related IP Ancillary Rights) arising under any Applicable Law in Internet domain names.

“IP Ancillary Rights” means, with respect to an item of Intellectual Property all foreign counterparts to, and all divisionals, reversions, continuations, continuations-in-part, reissues, reexaminations, renewals and extensions of, such Intellectual Property and all income, royalties, proceeds and liabilities at any time due or payable or asserted under or with respect to any of the foregoing or otherwise with respect to such Intellectual Property, including all rights to sue or recover at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof, and, in each case, all rights to obtain any other IP Ancillary Right.

“Inventory” means (i) any “inventory”, as such term is defined in the UCC, and (ii) all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in a Grantor’s business; all goods in which a Grantor has an interest in mass or a joint or other interest or right of any kind; and all goods which are returned to or repossessed by a Grantor, all computer programs embedded in any goods and all accessions thereto and products thereof (in each case, regardless of whether characterized as inventory under the UCC).

“Investment Property” means all “investment property”, as such term is defined in the UCC.

“Joinder Agreement” shall mean a Joinder Agreement substantially in the form of Annex I.

“Letter-of-Credit Right” means any “letter-of-credit right”, as such term is defined in the UCC.

“Mortgage” means any mortgage, deed of trust, deed to secure debt, or other document, in form and substance reasonably satisfactory to the Secured Party, creating in favor of the Secured Party a Lien on real property owned by a Grantor.

“Motor Vehicles” means motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

“Note Documents” means the Securities Purchase Agreement, the Convertible Notes, the Security Documents and other Transaction Documents (as defined in the Securities Purchase Agreement).

“Obligations” means all liabilities, indebtedness and obligations (including interest accrued at the rate provided in the applicable Note Document after the commencement of a bankruptcy proceeding, whether or not a claim for such interest is allowed) of the Pledgor under the Convertible Notes, any Security Document or any other Note Document, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

“Patents” means any patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, all patentable inventions and those patents and patent applications listed on Schedule V attached hereto (if any), all Patents (as defined in the Convertible Notes), and all IP Ancillary Rights in respect of any of the foregoing.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity.

“Pledge Supplement” has the meaning set forth in Section 4.1(j) hereof.

“Pledged Collateral” means (a) all of the Pledged Interests, (b) the certificates, if any, representing the Pledged Interests and any interest of a Grantor on the books and records of any Pledged Entity pertaining to such Pledged Interests and (c) all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Interests.

“Pledged Entities” means the corporations, limited liability companies and other entities set forth on Exhibit A and each other corporation, limited liability company or other entity, the stock or other equity interests and securities of which are owned or acquired by a Grantor and described on a Pledge Supplement.

“Pledged Interests” means all of the capital stock, limited liability company interests and other equity interests and securities of the Pledged Entities or any other entity now owned or hereafter acquired by a Grantor.

“Pledgor” has the meaning set forth in the preamble hereof.

“Proceeds” means “proceeds”, as such term is defined in the UCC and, in any event, includes, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Entity (or any person acting under color of a Governmental Entity), and (c) any and all other amounts from time to time paid or payable under, in respect of or in connection with any of the Collateral.

“Receivables” means all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Property, together with all of a Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

“Receivables Records” means (i) all originals or copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables; (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of a Grantor or any computer bureau or agent from time to time acting for such Grantor or otherwise; (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers; and (iv) all credit information, reports and memoranda related thereto; and (v) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

“Record” has the meaning specified in the UCC.

“Related Person” has the meaning specified in Section 6.12(b).

“Representative” means any Person acting as agent, or representative on behalf of the Secured Party from time to time.

“Security Documents” means this Agreement, the Subsidiary Guaranty, the Control Agreements, the Mortgages, if any, and each other agreement or instrument pursuant to or in connection with which the Pledgor or any of its Subsidiaries grants a security interest in any Collateral to the Secured Party, for its benefit and the benefit of the Holders, or pursuant to which any such security interest in Collateral is perfected, each as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.

“Secured Party” has the meaning set forth in the preamble hereof.

“Securities Purchase Agreement” has the meaning set forth in the recitals hereof.

“Software” means all “software”, as such term is defined in the UCC, now owned or hereafter acquired by a Grantor, other than software embedded in any category of Goods, including, without limitation, all computer programs and all supporting information provided in connection with a transaction related to any program.

“Subsidiary Guaranty” means that certain Subsidiary Guaranty, dated as of the date hereof, by and among the Pledgor and the Grantors party thereto in favor of the Secured Party, as amended, restated or modified from time to time.

“Supporting Obligation” means any “supporting obligation”, as such term is defined in the UCC.

“Trade Secrets” means all right, title and interest (and all related IP Ancillary Rights) arising under any Applicable Law in or relating to trade secrets.

“Trademarks” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Applicable Law in any trademarks, trade names, internet domain names, URLs, all websites, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other source or business identifiers, all goodwill associated therewith, all registrations and recordings thereof and all applications in connection therewith, including, without limitation, the trademarks, trademark applications, internet domain names and URLs listed in Schedule VI attached hereto (if any) and renewals thereof, all Trademarks (as defined in the Convertible Notes).

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, that to the extent that the Uniform Commercial Code is used to define any term herein and such term is defined differently in different Articles of the Uniform Commercial Code, the definition of such term contained in Article 9 shall govern.

Section 2. Representations, Warranties and Covenants of the Grantors . Each Grantor represents and warrants to, and covenants with, the Secured Party, as of the date hereof, as follows:

(a) Such Grantor has rights in and the power to transfer the Collateral in which it purports to grant a security interest pursuant to Section 3 hereof (subject, with respect to after acquired Collateral, to such Grantor acquiring the same) and no Lien other than (x) with respect to the Collateral other than the Pledged Collateral, Permitted Liens, and (y) with respect to the Pledged Collateral, the Permitted Liens described in clauses (A) or (B) of the definition thereof, in either case, exists or will exist upon such Collateral at any time.

(b) This Agreement is the legal, valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms except to the extent that such enforceability is subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting enforcement of creditors’ rights generally, or the availability of equitable remedies, which are subject to the discretion of the court before which an action may be brought.

(c) This Agreement is effective to create in favor of the Secured Party a valid security interest in and Lien upon all of such Grantor’s right, title and interest in and to the Collateral, and upon (i) the filing of appropriate UCC financing statements in the jurisdictions listed on Schedule I attached hereto, (ii) each Deposit Account (other than any Excluded Accounts) being subject to a Control Agreement (as hereinafter defined) among the applicable Grantor, depository institution and the Secured Party on behalf of the Holders, (iii) filings in the United States Patent and Trademark Office or United States Copyright Office with respect to Collateral that is Patents, Trademarks or Copyrights, as the case may be, (iv) the filing of the Mortgages in the jurisdictions listed on Schedule I hereto, (v) the delivery to the Secured Party of the Pledged Collateral together with assignments in blank, (vi) the security interest created hereby being noted on each certificate of title evidencing the ownership of any Motor Vehicle (which shall only be required to be noted on a certificate of title if required by Section 4.1(d) hereof), (vii) delivery to the Secured Party or its Representative of Instruments duly endorsed by the applicable Grantor or accompanied by appropriate instruments of transfer duly executed by the applicable Grantor with respect to Instruments not constituting Chattel Paper and (viii) the consent of the issuer and any confirmer of any letter of credit to an assignment to the Secured Party of the proceeds of any drawing thereunder, such security interest will be a duly perfected first priority security interest (subject only to Permitted Liens) in all of the Collateral. No consent, approval or authorization of or designation or filing with any Governmental Entity on the part of any Grantor is required in connection with the pledge and security interest granted under this Agreement (other than (x) any consent or approval which has been obtained and is in full force and effect and (y) the filings described in clauses (c)(i), (iii) and (iv) above).

(d) The execution, delivery and performance of this Agreement will not violate (i) any material provision of any Applicable Law, (ii) any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, which are applicable to any Grantor, (iii) the articles or certificate of incorporation, certificate of formation, bylaws or any other similar organizational documents of any Grantor or any Pledged Entity or of any securities issued by any Grantor or any Pledged Entity, (iv) any mortgage, indenture, lease, contract, or other agreement, instrument or undertaking to which any Grantor or any Pledged Entity is a party or which is binding upon any Grantor or any Pledged Entity or upon any of the assets of any Grantor or any Pledged Entity, and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of any Grantor or any Pledged Entity, except as otherwise contemplated by this Agreement.

(e) All of the Equipment, Inventory and Goods with a value in excess of $50,000 individually or in the aggregate owned by any Grantor is located at the places as specified on Schedule I attached hereto other than locations where such Equipment, Inventory and Goods is temporarily located for maintenance or repair and locations in transit. Except as disclosed on Schedule I, none of the Collateral is in the possession of any bailee, warehousemen, processor or consignee. Schedule I discloses each Grantor’s name as of the date hereof as it appears in official filings in the state or province, as applicable, of its incorporation, formation or organization, the type of entity of such Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by such Grantor’s state of incorporation, formation or organization (or a statement that no such number has been issued), such Grantor’s state or province, as applicable, of incorporation, formation or organization and the chief place of business, chief executive office and the office where such Grantor keeps its books and records and the states in which such Grantor conducts its business. Such Grantor has only one state or province, as applicable, of incorporation, formation or organization. Such Grantor does not do business and has not done business during the past five years under any trade name or fictitious business name, and has not changed its jurisdiction of incorporation, formation or organization or its corporate structure in any way, except as disclosed on Schedule II attached hereto.

(f) To such Grantor’s knowledge, no Copyrights, Patents, Intellectual Property Licenses or Trademarks listed on Schedules III, IV, V and VI attached hereto, respectively, if any, have been adjudged invalid or unenforceable or have been canceled, in whole or in part, or are not presently subsisting. To such Grantor’s knowledge and as of the date hereof, each of such Copyrights, Patents, Intellectual Property Licenses and Trademarks (if any) is valid and enforceable. To such Grantor’s knowledge, such Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of such Copyrights, Patents, Intellectual Property Licenses and Trademarks, identified on Schedules III, IV, V and VI, as applicable, as being owned by such Grantor, free and clear of any liens, charges and encumbrances, including without limitation licenses, shop rights and covenants by such Grantor not to sue third persons, other than Permitted Liens and Permitted Intellectual Property Licenses. Such Grantor has adopted, used and is currently using, or has a current bona fide intention to use, all of the Trademarks and Copyrights listed on Schedules III and VI, respectively. Such Grantor has not received written notice of any suits or actions commenced or threatened with reference to the Copyrights, Patents or Trademarks owned by it. To such Grantor’s knowledge, such Grantor’s use of the Intellectual Property owned by such Grantor is not interfering with, infringing upon, misappropriating, or otherwise in conflict with the Intellectual Property rights of any third party in any material respect.

(g) Without duplication of any information required to be delivered by any Grantor to the Secured Party under and in accordance with the terms of the Convertible Notes, then subject to Section 2(q), each Grantor agrees to deliver to the Secured Party (x) an updated Schedule I, II, VII and/or VIII within 10 Business Days of any change thereto and (y) an updated Schedule III, IV, V and/or VI in the case of any change thereto within 30 days after the end of each fiscal quarter.

(h) All depositary and other accounts including, without limitation, Deposit Accounts, securities accounts, brokerage accounts and other similar accounts, maintained by any Grantor (other than any Excluded Accounts) as are described on Schedule VII hereto, which description includes for each such account, the name of such Grantor maintaining such account, the name of the financial institution at which such account is maintained and the account number of such account. No Grantor shall open any new Deposit Accounts, securities accounts, brokerage accounts or other accounts (other than any Excluded Accounts) unless such Grantor shall have given the Secured Party prior written notice of its intention to open any such new accounts. Subject to Section 2(r), each Grantor shall deliver to the Secured Party a revised version of Schedule VII showing any changes thereto promptly following, but in any event within 10 Business Days of, any such change. Each Grantor hereby authorizes the financial institutions at which such Grantor maintains an account to provide Secured Party with such information with respect to such account as the Secured Party from time to time reasonably may request, and each Grantor hereby consents to such information being provided to the Secured Party. In addition, all of such Grantor’s depositary, security, brokerage and other accounts including, without limitation, Deposit Accounts (other than any Excluded Accounts) shall be subject to the provisions of Section 4.5 hereof.

(i) No Grantor owns any Commercial Tort Claims having a value in excess of $50,000 individually or in the aggregate except for those disclosed on Schedule VIII hereto (if any).

(j) No Grantor has any interest in real property except as disclosed on Schedule IX (if any). Subject to Section 2(r), such Grantor shall deliver to the Secured Party a revised version of Schedule IX showing any changes thereto within 20 days of any such change. Except as otherwise agreed to by the Secured Party, all fee interests in real property are, or within 30 days after such Grantor acquires any additional real property fee interest shall be, subject to a Mortgage in favor of the Secured Party. Notwithstanding the foregoing, any such Mortgage on real property interests included as Leaseback Assets shall be released in connection with the Sale and Leaseback Transaction.

(i) Each Grantor shall duly and properly record each interest in real property held by such Grantor that is required to be subject to a Mortgage, except with respect to easements, rights of way, access agreements, surface damage agreements, surface use agreements or similar agreements that such Grantor, in good faith, using prudent customs and practices in the industry in which it operates, does not believe are of material value or material to the operation of such Grantor’s business or, with respect to state and federal rights of way, are not capable of being recorded as a matter of state and federal law.

(ii) Each Grantor shall cause a title insurance company reasonably satisfactory to the Secured Party to issue, in respect of each mortgaged real property interest (including any additional real property interest (whether fee, leasehold or otherwise) that is required to be subject to a Mortgage), a mortgagee’s title insurance policy (or policies) or marked up unconditional binder for such insurance or unconditional commitment to issue a title policy for such insurance. Each such policy shall (1) be in an amount reasonably satisfactory to the Secured Party and in any event such amount shall not exceed 120% of the then fair market value of the property; (2) insure that the Mortgage insured thereby creates a valid first Lien on, and security interest in, such mortgaged real property interest free and clear of all defects and encumbrances, except for Permitted Liens; (3) name the Collateral Agent, for the benefit of the Holders, as the insured thereunder; (4) be in the form of ALTA Loan Policy reasonably acceptable to the Collateral Agent; and (5) contain such endorsements and affirmative coverage as the Collateral Agent may reasonably request, each in form and substance reasonably acceptable to the Collateral Agent.

(k) All Equipment (including, without limitation, Motor Vehicles) owned by each Grantor and subject to a certificate of title or ownership statute is described on Schedule X hereto.

(l) None of the Collateral constitutes, or is the Proceeds of, “farm products” (as defined in the UCC).

(m) No Grantor owns any “as extracted collateral” (as defined in the UCC) or any timber to be cut.

(n) All actions and consents, including all filings, notices, registrations and recordings necessary for the exercise by the Secured Party of the rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained, other than those required under federal and state securities laws (in each case, with respect only to the exercise of remedies).

(o) Exhibit A sets forth (i) the authorized capital stock and other equity interests of each Pledged Entity, (ii) the number of shares of capital stock and other equity interests of each Pledged Entity that are issued and outstanding as of the date hereof and (iii) the percentage of the issued and outstanding shares of capital stock and other equity interests of each Pledged Entity held by each Grantor. Each Grantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Interests, and such shares are and will remain free and clear of all pledges, liens, security interests and other encumbrances and restrictions whatsoever, except the liens and security interests in favor of the Secured Party created by this Agreement and any Permitted Lien described in clauses (A) or (B) of the definition thereof.

(p)   Except as set forth on Exhibit A, there are no outstanding options, warrants or other similar agreements with respect to the Pledged Interests or any of the other Collateral.

(q) The Pledged Interests have been duly and validly authorized and issued, are fully paid and non-assessable, and the Pledged Interests listed on Exhibit A constitute all of the issued and outstanding capital stock or other equity interests of the Pledged Entities.

(r) Upon delivery by any Grantor to the Secured Party of any updated schedule required to be delivered pursuant to this Section 2, unless such Grantor has in good faith determined that the matters contained in such updated schedule do not constitute material, nonpublic information relating to such Grantor or any of its Subsidiaries, such Grantor shall on or prior to 9:00 am, New York city time on the Business Day immediately following such updated schedule delivery date, publicly disclose such material, non-public information on a Form 8-K or otherwise. In the event that such Grantor believes that any updated schedule required to be delivered pursuant to this Section 2 contains material, non-public information relating to such Grantor or any of its Subsidiaries, such Grantor so shall indicate to the Secured Party explicitly in writing concurrently with the delivery of such updated schedule, and in the absence of any such written indication, the Secured Party shall be entitled to presume that information contained in such updated schedule does not constitute material, non-public information relating to such Grantor or any of its Subsidiaries.

Section 3. Collateral.

(a) As collateral security for the prompt payment and performance in full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, each Grantor hereby pledges and grants to the Secured Party (for the ratable benefit of the Holders) a Lien on and security interest in all of such Grantor’s right, title and interest in the following properties and assets of such Grantor, whether now owned by such Grantor or hereafter acquired and whether now existing or hereafter coming into existence and wherever located (all being collectively referred to herein as “Collateral”):

i) all Instruments, together with all payments thereon or thereunder, and Letter-of-Credit Rights;

ii) all Accounts;

iii) all Inventory;

iv) all General Intangibles (including Software);

v) all Equipment;

vi) all Documents;

vii) all Contracts;

viii) all Goods;

ix) all Investment Property;

x) all Deposit Accounts and the balance from time to time in all bank accounts maintained by such Grantor;

xi) all Commercial Tort Claims specified on Schedule VIII;

xii) all Intellectual Property;

xiii) all Chattel Paper, all amounts payable thereunder, all rights and remedies of such Grantor thereunder including but limited to the right to amend, grant waivers and declare defaults, any and all accounts evidenced thereby, any guarantee thereof, and all collections and monies due or to become due or received by any Person in payment of any of the foregoing;

xiv) all Receivables and Receivable Records;

xv) all Insurance;

xvi) all Pledged Collateral;

xvii) to the extent not otherwise included above, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

xviii) all other tangible and intangible property of such Grantor, including, without limitation, all fee interests in real property, Proceeds, tort claims, products, accessions, rents, profits, income, benefits, substitutions, additions and replacements of and to any of the property of such Grantor described in the preceding clauses of this Section 3 (including, without limitation, any proceeds of insurance thereon, insurance claims and all rights, claims and benefits against any Person relating thereto), other rights to payments not otherwise included in the foregoing, and all books, correspondence, files, records, invoices and other papers, including without limitation all tapes, cards, computer runs, computer programs, computer files and other papers, documents and records in the possession or under the control of such Grantor, any computer bureau or service company from time to time acting for such Grantor.

Notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in, and the term “Collateral” shall be deemed to exclude, all of the following property (the “Excluded Collateral”): (A) any intent-to-use trademark applications filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. §1051, to the extent that, and solely during the period in which, the grant of a security interest therein would otherwise invalidate any Grantor’s right, title or interest therein, (B) any property owned by a Grantor that is subject to a purchase money Lien or a “capital lease” in accordance with GAAP permitted hereunder or under the Note Documents if the contractual obligation pursuant to which such Lien is granted (or the document providing for such capital lease) prohibits the creation of a Lien thereon or expressly requires the consent of any person other than a Grantor, unless such consent has been obtained or such prohibitions otherwise cease to exist, in which case such Collateral shall automatically become subject to the security interest granted hereunder, (C) any General Intangibles or other rights, in each case arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would violate or invalidate any such contract, instrument, license or other document or give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder, (D) any asset, the granting of a security interest in which would be void or illegal under any applicable governmental law, rule or regulation, or pursuant thereto would result in, or permit the termination of, such asset, provided, that the property described in clauses (C) and (D) above shall only be excluded from the term “Collateral” to the extent the conditions stated therein are not rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC or any other Applicable Law, (E) the Excluded Accounts, and (F) equity interests in Tropos Technologies, Inc. held as of the date hereof. Notwithstanding the foregoing, all Proceeds of the property described in clauses (A) through (E) above shall constitute Collateral and shall be included within the property and assets over which a security interest is granted pursuant to this Agreement, unless such Proceeds would independently constitute Excluded Collateral.

(b) The security interest granted under this Section does not constitute and is not intended to result in a creation or an assumption by the Secured Party of any obligation of any Grantor or any other Person in connection with any or all of the Collateral or under any agreement or instrument relating thereto. Anything herein to the contrary notwithstanding, (i) the exercise by the Secured Party of any of its rights in the Collateral shall not release any Grantor from any of its duties or obligations in respect of the Collateral other than any duties and obligations arising with respect to Collateral after such Grantor has been dispossessed of such Collateral by the Secured Party (or its assignee), which, by their nature, may not be satisfied without possession of such Collateral and (ii) the Secured Party shall not have any obligations or liability in respect of the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 4. Covenants; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, each Grantor hereby agrees with the Secured Party as follows:

4.1 Delivery and Other Perfection; Maintenance, etc.

(a) Delivery of Instruments, Documents, Etc. Each Grantor shall deliver and pledge to the Secured Party or its Representative any and all Instruments, negotiable Documents and Chattel Paper evidencing amounts greater than $50,000 individually or in the aggregate for any such Instruments, negotiable Documents and Chattel Paper of such Grantor and certificated securities accompanied by stock/membership interest powers executed in blank, which stock/membership interest powers may be filled in and completed at any time upon the occurrence and during the continuance of any Event of Default duly endorsed and/or accompanied by such instruments of assignment and transfer executed by such Grantor in such form and substance as the Secured Party or its Representative may request; provided, that so long as no Event of Default shall have occurred and be continuing, each Grantor may retain for collection in the ordinary course of business any Instruments, negotiable Documents and Chattel Paper received by such Grantor in the ordinary course of business, and the Secured Party or its Representative shall, promptly upon request of a Grantor, make appropriate arrangements for making any other Instruments, negotiable Documents and Chattel Paper pledged by such Grantor available to such Grantor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Secured Party or its Representative, against a trust receipt or like document). If a Grantor retains possession of any Chattel Paper, negotiable Documents or Instruments evidencing amounts greater than $50,000 individually or in the aggregate for any such Instruments, negotiable Documents and Chattel Paper of such Grantor at any time pursuant to the terms hereof, such Chattel Paper, negotiable Documents and Instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interest of High Trail Special Situations, LLC, in its capacity as agent for one or more creditors, as Secured Party.”

(b) Other Documents and Actions. Each Grantor shall give, execute, deliver, file and/or record any financing statement, registration, notice, instrument, document, agreement, Mortgage or other papers that may be necessary (as determined in the reasonable judgment of the Secured Party or its Representative) to create, preserve, perfect or validate the security interest granted pursuant hereto (or any security interest or mortgage contemplated or required hereunder, including with respect to Section 2(j) of this Agreement) or to enable the Secured Party or its Representative to exercise and enforce the rights of the Secured Party hereunder with respect to such pledge and security interest; provided that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of clause (e) below. Notwithstanding the foregoing each Grantor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any jurisdiction any initial financing statements (and other similar filings or registrations under any Applicable Laws and regulations pertaining to the creation, attachment, or perfection of security interests) and amendments thereto that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor and (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. Each Grantor agrees to furnish any such information to the Secured Party promptly upon request.

(c) Books and Records; Inspections. Each Grantor shall maintain at its own cost and expense, in accordance with sound business practices, complete and accurate, in all material respects, books and records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other material dealings with the Collateral. Upon the occurrence and during the continuation of any Event of Default, such Grantor shall deliver and turn over any such books and records (or true and correct copies thereof) to the Secured Party or its Representative at any time on written demand. Such Grantor shall permit, at reasonable times during business hours and with reasonable prior notice, the Secured Party or its Representative to: (i) inspect the properties and operations of such Grantor or any Pledged Entity; (ii) visit any or all of its offices, to discuss its financial matters with its directors or officers; (iii) examine (and, at the expense of the Grantors, photocopy extracts from) any of its books or other records; and (iv) (A) inspect the Collateral and other tangible assets of such Grantor or any Pledged Entity, (B) perform appraisals of the equipment of such Grantor or any Pledged Entity and (C) inspect, audit, check and make copies of and extracts from the books, records, computer data, computer programs, journals, orders, receipts, correspondence and other data relating to any Collateral, for purposes of or otherwise in connection with conducting a review, audit or appraisal of such books and records. Each Grantor will pay the Secured Party the reasonable out-of-pocket costs and expenses of any audit or inspection of the Collateral promptly after receiving the invoice; provided that such Grantor shall not be required to reimburse the Secured Party for the foregoing expenses relating to more than one such inspection or audit in any calendar year unless an Event of Default has occurred and is continuing, in which event such Grantor shall be required to reimburse the Secured Party for any and all of the foregoing expenses. Notwithstanding anything contained in this Section 4.1(c) to the contrary, if an Event of Default shall have occurred and be continuing, then the Secured Party or its Representative may take any of the actions specified in clauses (i) through (iv) of this Section 4.1(c) without prior notice to such Grantor, but shall endeavor in good faith to provide such Grantor subsequent notice.

(d) Motor Vehicles. Each Grantor shall, promptly upon acquiring same, cause the Secured Party to be listed as the lienholder on each certificate of title or ownership covering any Motor Vehicles having a value in excess of $50,000 individually or in the aggregate for all such Motor Vehicles of the Pledgor or any of its Subsidiaries, or otherwise comply with the certificate of title or ownership laws of the relevant jurisdiction issuing such certificate of title or ownership in order to properly evidence and perfect the Secured Party’s security interest in the assets represented by such certificate of title or ownership. The Secured Party will, promptly after receipt of written request therefor from such Grantor, return any such certificate of title as needed by such Grantor to maintain the registration and licensing of such Equipment and Motor Vehicles, and such Grantor shall promptly return such certificates of title to Secured Party upon completion of such registration and licensing requirements.

(e) Notice to Account Debtors; Verification. (i) Upon the occurrence and during the continuance of any Event of Default, upon request of the Secured Party or its Representative, each Grantor shall promptly notify (and each Grantor hereby authorizes the Secured Party and its Representative so to notify) each account debtor in respect of any Accounts or Instruments or other Persons obligated on the Collateral that such Collateral has been assigned to the Secured Party hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Secured Party, and (ii) the Secured Party and its Representative shall have the right at any time or times to make direct verification with the account debtors or other Persons obligated on the Collateral of any and all of the Accounts or other such Collateral.

(f)  Intellectual Property. Each Grantor represents and warrants that the Copyrights, Patents, and Trademarks listed on Schedules III, V and VI, respectively (if any), constitute all of the registered Copyrights and all of the issued or applied-for Patents, and registered or applied-for Trademarks owned by such Grantor as of the date hereof or licensed to Grantor under any material Intellectual Property License as of the date hereof. Each Grantor represents and warrants that (i) each material Intellectual Property License is in full force and effect and constitutes a legal, valid, and binding obligation, except as limited by laws relating to the enforcement of creditors’ rights, of the applicable Grantor and, to such Grantor’s knowledge, each other party thereto, and is enforceable in accordance with its terms, and (ii) neither the applicable Grantor nor, to such Grantor’s knowledge, any other party to any material Intellectual Property License is, and no person has provided written notice to the applicable Grantor alleging it to be, in material default or breach under any such material Intellectual Property License, and no person has provided written notice to the applicable Grantor indicating an intention to terminate (including by non-renewal) any such material Intellectual Property License. If such Grantor shall obtain ownership of or other right, title or interest in or to, or otherwise become entitled to the benefit of, any registered Copyrights, issued or applied-for Patents, registered or applied-for Trademarks, Intellectual Property Licenses or any other Intellectual Property (including, for the avoidance of doubt, any improvements to any existing Intellectual Property), the provisions of this Agreement above shall automatically apply thereto and such Grantor shall promptly give to the Secured Party notice with respect to any such registered Copyrights, issued or applied-for Patents, registered or applied-for Trademarks, or Intellectual Property Licenses. Each Grantor hereby authorizes the Secured Party to modify this Agreement by amending Schedules III, IV, V and VI, as applicable, to include any such property in any such notice. Each Grantor shall (i) prosecute diligently any patent, trademark or service mark applications pending as of the date hereof or hereafter to the extent material to the operations of the business of such Grantor, (ii) preserve and maintain all rights in the Copyrights, Patents, Intellectual Property Licenses and Trademarks, to the extent material to the operations of the business of such Grantor and (iii) ensure that the Copyrights, Patents, Intellectual Property Licenses and Trademarks are and remain enforceable, to the extent material to the operations of the business of such Grantor. Any expenses incurred in connection with such Grantor’s obligations under this Section 4.1(f) shall be borne by such Grantor. Except for any such items that such Grantor reasonably believes in good faith are no longer necessary for the on-going operations of its business, such Grantor shall not abandon any material registered Copyright, issued or applied-for Patent, or registered or applied-for Trademark, or permit any right to apply for the registration of any material Intellectual Property to lapse or expire, without the prior written consent of the Secured Party, which consent shall not be unreasonably withheld, conditioned or delayed. Each Grantor represents that all Intellectual Property license agreements pursuant to which such Grantor is a licensee or licensor are in writing.

(g) Further Identification of Collateral. Each Grantor will, when and as often as requested by the Secured Party or its Representative (but, absent the occurrence and continuance of an Event of Default, in no event more frequently than quarterly), furnish to the Secured Party or such Representative, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party or its Representative may reasonably request, all in reasonable detail.

(h) Investment Property. Each Grantor will take any and all actions required or requested by the Secured Party, from time to time, to cause the Secured Party to obtain exclusive control of any Investment Property owned by such Grantor. For purposes of this Section 4.1(h), the Secured Party shall have exclusive control of Investment Property if (i) such Investment Property consists of certificated securities and such Grantor delivers such certificated securities to the Secured Party (with assignments in blank or appropriate endorsements if such certificated securities are in registered form); (ii) such Investment Property consists of uncertificated securities and the issuer thereof agrees, pursuant to documentation in form and substance reasonably satisfactory to the Secured Party, that it will comply with instructions originated by the Secured Party without further consent by such Grantor, and (iii) such Investment Property consists of security entitlements and either (x) the Secured Party becomes the entitlement holder thereof or (y) the appropriate securities intermediary agrees, pursuant to the documentation in form and substance reasonably satisfactory to the Secured Party, that it will comply with entitlement orders originated by the Secured Party without further consent by such Grantor.

(i)  Commercial Tort Claims. Each Grantor shall promptly notify the Secured Party of any Commercial Tort Claims acquired by it that concerns claims in excess of $50,000 individually or in the aggregate for any such Commercial Tort Claims of the Pledgor and any of its Subsidiaries and if requested by the Secured Party, such Grantor shall enter into a supplement to this Agreement granting to the Secured Party a Lien on and security interest in such Commercial Tort Claim.

(j) Pledge Supplement. Within five (5) Business Days of the creation or acquisition of any new Pledged Interests, each Grantor shall execute a supplement to Exhibit A in the form of Annex II (a “Pledge Supplement”) and deliver such Pledge Supplement to the Secured Party. Any Pledged Collateral described in a Pledge Supplement delivered by such Grantor shall thereafter be deemed to be listed on Exhibit A hereto.

4.2 Preservation of Rights. Whether or not an Event of Default has occurred or is continuing, the Secured Party and its Representative shall have the right to take any steps the Secured Party or its Representative reasonably deems necessary or appropriate to preserve any Collateral or any rights against third parties to any of the Collateral upon any Grantor’s failure to do so, including obtaining insurance for the Collateral at any time when such Grantor has failed to do so, and such Grantor shall promptly pay, or reimburse the Secured Party for, all reasonable and customary out-of-pocket expenses incurred in connection therewith.

4.3 Name Change; Location; Bailees.

(a) No Grantor shall form or acquire any subsidiary other than in accordance with any express terms of the Note Documents.

(b) Each Grantor shall provide the Secured Party at least 10 Business Days prior written notice of (i) any reincorporation or reorganization of itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof, and/or (ii) any change of its name, identity or corporate structure. Each Grantor will notify the Secured Party promptly, in writing (but in any event at least 10 Business Days) prior to any such change in the proposed use by the applicable Grantor of any tradename or fictitious business name other than any such name set forth on Schedule II attached hereto.

(c) Except for the sale of Inventory in the ordinary course of business, other sales of assets expressly permitted by the terms of the Note Documents and except for Collateral temporarily located for maintenance or repair (so long as such Grantor shall promptly provide the Secured Party with written notice of such temporary location), such Grantor will keep Collateral with a value in excess of $100,000 individually or $500,000 in the aggregate at the locations specified in Schedule I attached hereto. Such Grantor will give the Secured Party 10 Business Days prior written notice before any change in such Grantor’s chief place of business or of any new location for any of the Collateral with a value in excess of $100,000 individually or $500,000 in the aggregate for any Collateral granted in favor of the Secured Party by such Grantor.

4.4 Other Liens. No Grantor will not create, permit or suffer to exist, and each Grantor will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and each Grantor will defend the right, title and interest of the Secured Party in and to the Collateral and in and to all Proceeds thereof against the claims and demands of all Persons whatsoever, subject to Permitted Liens.

(a) If any Collateral with a value in excess of $500,000 in the aggregate for any Collateral granted in favor of the Secured Party by such Grantor is at any time in the possession or control of any warehousemen, bailee, consignee or processor, the applicable Grantor shall promptly notify the Secured Party of such fact and, upon the request of the Secured Party or its Representative, notify such warehousemen, bailee, consignee or processor of the Lien and security interest created hereby and shall instruct such Person to hold all such Collateral for the Secured Party’s account subject to the Secured Party’s instructions.

(b) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement naming such Grantor, as debtor, and the Secured Party, as secured party, without the prior written consent of the Secured Party and agrees that it will not do so without the prior written consent of the Secured Party, subject to such Grantor’s rights under Section 9-509(d)(2) to the UCC.

4.5 Bank Accounts and Securities Accounts. On or prior to the date hereof, each Grantor, as applicable, shall enter into an account control agreement or securities account control agreement, as applicable, in form and substance reasonably satisfactory to the Secured Party (each a “Control Agreement”), with Secured Party and each financial institution with which each such Grantor maintains from time to time any Deposit Accounts (general or special), securities accounts, brokerage accounts or other similar accounts (other than Excluded Accounts), which financial institutions are set forth on Schedule VII attached hereto. Pursuant to this Agreement, each Grantor grants and shall grant to the Secured Party a continuing lien upon, and security interest in, all such accounts (other than Excluded Accounts) and all funds at any time paid, deposited, credited or held in such accounts (whether for collection, provisionally or otherwise) or otherwise in the possession of such financial institutions. Following the date hereof, no Grantor shall establish any Deposit Account, securities account, brokerage account or other similar account (other than Excluded Accounts) with any financial institution unless prior or concurrently thereto the Secured Party and such Grantor shall have entered into a Control Agreement with such financial institution which purports to cover such account. Each Grantor shall deposit and keep on deposit all of its funds in a Deposit Account (other than Excluded Accounts) or Securities Account which is subject to a Control Agreement with Secured Party.

4.6 Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing:

(a) each Grantor shall, at the request of the Secured Party or its Representative, assemble the Collateral and make it available to the Secured Party or its Representative at a place or places designated by the Secured Party or its Representative which are reasonably convenient to the Secured Party or its Representative, as applicable, and such Grantor;

(b) the Secured Party or its Representative may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

(c) the Secured Party shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not said UCC is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral in accordance with this Agreement and the other Note Documents as if the Secured Party were the sole and absolute owner thereof (and each Grantor agrees to take all such action as may be appropriate to give effect to such right);

(d) the Secured Party or its Representative shall have the right, in the name of the Secured Party or in the name of a Grantor or otherwise, to demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

(e) the Secured Party or its Representative shall have the right to take immediate possession and occupancy of any premises owned, used or leased by a Grantor and exercise all other rights and remedies which may be available to the Secured Party;

(f)   the Secured Party shall have the right, upon reasonable written notice (such reasonable notice to be determined by the Secured Party in its sole and absolute discretion, which shall not be less than 10 days), with respect to the Collateral or any part thereof (whether or not the same shall then be or shall thereafter come into the possession, custody or control of the Secured Party or its Representative), to sell, lease, license, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Secured Party deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Secured Party or anyone else may be the purchaser, lessee, licensee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the applicable Grantor, any such demand, notice and right or equity being hereby expressly waived and released. The Secured Party may, to the fullest extent permitted by Applicable Law, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

(g) the Secured Party may, prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Secured Party deems appropriate;

(h) the Secured Party may proceed to perform any and all of the obligations of any Grantor contained in any Contract and exercise any and all rights of such Grantor therein contained as such Grantor itself could;

(i)   the Secured Party shall have the right to use any Grantor’s rights under any Collateral consisting of Intellectual Property Licenses in connection with the enforcement of the Secured Party’s rights hereunder; and

(j)   the rights, remedies and powers conferred by this Section 4.6 are in addition to, and not in substitution for, any other rights, remedies or powers that the Secured Party may have under any Note Document, at law, in equity or by or under the UCC or any other statute or agreement. The Secured Party may proceed by way of any action, suit or other proceeding at law or in equity and no right, remedy or power of the Secured Party will be exclusive of or dependent on any other. The Secured Party may exercise any of its rights, remedies or powers separately or in combination and at any time.

Without limiting the foregoing, the Secured Party may, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon any Grantor or any other person or entity (all and each of which demands, advertisements and/or notices are hereby expressly waived), upon the occurrence and during the continuance of an Event of Default forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith date and otherwise fill in the blanks on any assignments separate from certificates or stock power or otherwise sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral, or any part thereof, in one or more portions at one or more public or private sales or dispositions, at any exchange or broker’s board or at any of the Secured Party’s offices or elsewhere upon such terms and conditions as the Secured Party may deem advisable and at such prices as it may deem best, for any combination of cash and/or securities or other property or on credit or for future delivery without assumption of any credit risk, with the right of the Secured Party (or the designee of the Secured Party) upon any such sale, public or private, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption of the applicable Grantor, which right or equity is hereby expressly waived or released. Each Grantor agrees that, to the extent notice of sale shall be required by Applicable Law or this Agreement, at least ten (10) days’ prior written notice to the applicable Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Notwithstanding any provision in any operating agreement or shareholder agreement of any issuer of the Collateral or any other Applicable Law to the contrary, the undersigned, constituting a member and/or shareholder of each issuer hereby acknowledges that such member and/or shareholder, as applicable, may pledge to the Secured Party all of such member’s and/or shareholder’s right, title and interest in such issuer, and upon foreclosure the successful bidder (which may include the Secured Party or any Holder) will be deemed admitted as a member and/or shareholder, as applicable, of such issuer, and will automatically succeed to all of such pledged right, title and interest, including without limitation such members’ and/or shareholder’s limited liability company and equity interests, right to vote and participate in the management and business affairs of the issuer, right to a share of the profits and losses of the issuer and right to receive distributions from the issuer.

The proceeds of each collection, sale or other disposition under this Section 4.6 shall be applied in accordance with Section 4.9 hereof.

4.7 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, the Grantors shall remain liable for any deficiency.

4.8 Private Sale. Each Grantor recognizes that the Secured Party may be unable to effect a public sale of any or all of the Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and such Grantor agrees that it is not commercially unreasonable for the Secured Party to engage in any such private sales or dispositions under such circumstances. Each Grantor agrees that it would not be commercially unreasonable for the Secured Party to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. The Secured Party may sell the Collateral without giving any warranties as to the Collateral. The Secured Party may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. The Secured Party shall be under no obligation to delay a sale of any of the Collateral to permit any Grantor to register such Collateral for public sale under the Act, or under applicable state securities laws, even if such Grantor would agree to do so. The Secured Party shall not incur any liability as a result of the sale of any such Collateral, or any part thereof, at any private sale provided for in this Agreement and each Grantor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree. The Secured Party may sell the Collateral without giving any warranties as to the Collateral. The Secured Party may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

Each Grantor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales of any portion or all of any such Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Grantor’s expense. Each Grantor further agrees that a breach of any of the covenants contained in this Section 4.8 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 4.8 shall be specifically enforceable against such Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

Each Grantor further agrees not to exercise any and all rights of subrogation it may have against a Pledged Entity upon the sale or disposition of all or any portion of the Pledged Collateral by the Secured Party pursuant to the terms of this Agreement until the termination of this Agreement in accordance with Section 4.12.

4.9 Application of Proceeds. The proceeds of any collection, sale or other realization of all or any part of the Collateral following the occurrence and during the continuance of an Event of Default, and any other cash at the time held by the Secured Party under this Agreement, shall be applied, first to the payment of all fees and expenses or other liabilities of any kind payable to the Secured Party in connection with the Note Documents and second, to payment of any other Obligations in such order as the Secured Party shall elect.

4.10 Attorney-in-Fact. Each Grantor hereby irrevocably constitutes and appoints the Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time upon the occurrence and during the continuance of an Event of Default in the discretion of the Secured Party, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary to perfect or protect any security interest granted hereunder, to maintain the perfection or priority of any security interest granted hereunder, and, without limiting the generality of the foregoing, hereby gives the Secured Party the power and right, on behalf of such Grantor, without notice to or assent by such Grantor (to the extent permitted by Applicable Law), to do the following upon the occurrence and during the continuation of an Event of Default:

(a) to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary to accomplish the purposes of this Agreement;

(b) to ask, demand, collect, receive and give acquittance and receipts for any and all moneys due and to become due under any Collateral and, in the name of such Grantor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

(c) to pay or discharge charges or liens levied or placed on or threatened against the Collateral, to effect any insurance called for by the terms of this Agreement or the Note Documents and to pay all or any part of the premiums therefor;

(d) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Secured Party or as the Secured Party shall direct, and to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral;

(e) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against any Grantor, assignments, verifications and notices in connection with accounts and other Documents constituting or relating to the Collateral;

(f) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

(g) to defend any suit, action or proceeding brought against the Grantors with respect to any Collateral;

(h) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate;

(i) to the extent that a Grantor’s authorization given in Section 4.1(b) of this Agreement is not sufficient to file such financing statements with respect to this Agreement, with or without such Grantor’s signature;

(j) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes;

(k) to use any Intellectual Property or Intellectual Property Licenses of such Grantor, including but not limited to any Copyrights, Patents or Trademarks, in preparing for sale, advertising for sale, or selling Inventory or other Collateral and to collect any amounts due under Accounts of such Grantor;

(l)   in connection with the exercise of the Secured Party’s rights under Section 4.6, to prepare, sign, and file any document which may be required by the United States Patent and Trademark Office, the United States Copyright Office or similar registrar in order to effect an absolute assignment of all right, title and interest in all registered Intellectual Property and any application for all such registrations, and record the same;

(m) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of the applicable Grantor as debtor; and

(n) to do, at the Secured Party’s option and at the Grantors’ expense, at any time, or from time to time, all acts and things which the Secured Party reasonably deems necessary to protect or preserve or realize upon the Collateral and the Secured Party’s lien therein, in order to effect the intent of this Agreement, all as fully and effectively as the Grantors might do.

Each Grantor hereby ratifies, to the extent permitted by law, all that such attorneys lawfully do or cause to be done by virtue hereof provided the same is performed in a commercially reasonable manner. The power of attorney granted hereunder is a power coupled with an interest and shall be irrevocable until the Obligations are paid in full or converted and this Agreement is terminated in accordance with Section 4.12 hereof.

Each Grantor also authorizes the Secured Party, at any time from and after the occurrence and during the continuation of any Event of Default, (x) to communicate in its own name with any party to any Contract constituting Collateral with regard to the assignment of the right, title and interest of such Grantor in and under the Contracts hereunder and other matters relating thereto and (y) to execute, in connection with any sale of Collateral provided for in Section 4.6 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

4.11 Perfection. Prior to or concurrently with the execution and delivery of this Agreement, each Grantor shall:

(a) file such financing statements, assignments for security and other documents in such offices as may be necessary or as the Secured Party or its Representative may request to perfect the security interests granted by Section 3 of this Agreement;

(b) at the Secured Party’s request, deliver to the Secured Party or its Representative the originals of all Instruments required to be so delivered hereunder together with, in the case of Instruments constituting promissory notes, allonges attached thereto showing such promissory notes to be payable to the order of a blank payee;

(c) deliver to the Secured Party or its Representative all certificates representing the Pledged Interests now owned by such Grantor, together with undated assignments separate from certificates or stock/membership interest powers duly executed in blank by such Grantor and irrevocable proxies;

(d) deliver to the Secured Party or its Representative a Mortgage with respect to all real property held by such Grantor that is required to be subject to a Mortgage;

(e) deliver to the Secured Party or its Representative a Control Agreement for each Deposit Account (other than any Excluded Accounts) owned by such Grantor, acceptable in all respects to the Secured Party, duly executed by such Grantor and the financial institution at which such Grantor maintains such Deposit Account; and

(f) deliver to the Secured Party or its Representative the originals of all Motor Vehicle titles with respect to Motor Vehicles having a value in excess of $50,000 in the aggregate, duly endorsed indicating the Secured Party’s interest therein as a lienholder, together with such other documents as may be required consistent with Section 4.1(d) hereof to perfect the security interest granted by Section 3 in all such Motor Vehicles (if any).

4.12 Termination; Partial Release of Collateral. This Agreement and the Liens and security interests granted hereunder shall continue in effect until the Obligations (other than inchoate indemnity obligations) are paid or converted in full. When the Obligations (other than inchoate indemnity obligations) are paid or converted in full, the security interest granted hereby shall immediately and automatically terminate and all rights to the Collateral shall revert to the applicable Grantor, and the Secured Party will promptly following such termination deliver possession of all Collateral (including, without limitation, the Pledged Interests, the other Pledged Collateral and any other property then held as part of the Pledged Collateral) to the applicable Grantor and execute and deliver to such Grantor such documents as are necessary to evidence such termination, including UCC termination statements and such other documentation as shall be reasonably requested by such Grantor to effect the termination and release of the Liens and security interests in favor of the Secured Party affecting the Collateral. Upon any sale of property, permitted by the Note Documents, to a party who is not a Grantor or a Subsidiary of a Grantor, the Liens granted herein with respect to such property shall be deemed to be automatically released and such property shall automatically revert to the applicable Grantor with no further action on the part of any Person. The Secured Party shall, at the Grantors’ expense, execute and deliver or otherwise authorize the filing of such documents as any Grantor shall reasonably request, in form and substance reasonably satisfactory to the Secured Party, including financing statement amendments to evidence such release.

4.13 Further Assurances. At any time and from time to time, upon the written request of the Secured Party or its Representative, and at the sole expense of the Grantors, each Grantor shall promptly and duly execute and deliver any and all such further instruments, documents and agreements and take such further actions as the Secured Party or its Representative may reasonably require in order for the Secured Party to obtain the full benefits of this Agreement and of the rights and powers herein granted in favor of the Secured Party, including, without limitation, using such Grantor’s commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to the Secured Party of any Collateral held by such Grantor or in which such Grantor has any rights not heretofore assigned, the filing of any financing or continuation statements under the UCC with respect to the liens and security interests granted hereby, transferring Collateral to the Secured Party’s possession (if a security interest in such Collateral can be perfected by possession), placing the interest of the Secured Party as lienholder on the certificate of title of any Motor Vehicle, using commercially reasonable efforts to obtain waivers of liens from landlords and mortgagees, and delivering to the Secured Party all such Control Agreements as the Secured Party or its Representative shall require (other than with respect to Excluded Accounts) duly executed by such Grantor and the financial institution at which such Grantor maintains a Deposit Account covered by such Control Agreement. Each Grantor also hereby authorizes the Secured Party and its Representative to file any such financing or continuation statement without the signature of such Grantor to the extent permitted by Applicable Law.

4.14 Additional Grantors. From time to time subsequent to the date hereof, if any Grantor acquires a Subsidiary, such Grantor shall (i) have provided at least five (5) Business Days’ prior to such Grantor’s acquisition of such Subsidiary notice of such acquisition to the Secured Party, and (ii) within thirty (30) days following the date any Grantor acquires such Subsidiary, (a) cause each such person so acquired to become a party hereto as an additional Grantor (each, an “Additional Grantor”), by executing a Joinder Agreement, together with a Pledge Supplement executed by the applicable Grantor and any other attachments, all in form and substance reasonably satisfactory to Secured Party, (b) cause each Additional Grantor to execute a joinder to the Subsidiary Guaranty, (c) deliver each of the following documents: (x) a secretary’s certificate, (y) a Lien and judgment search and (z) any financing statements or amendments to financing statements reasonably requested by the Secured Party, in the case of the items described in clauses (x) and (y), substantially in the form of such document or other item delivered under the Securities Purchase Agreement in respect of the Grantors at Closing (with any such changes reasonably satisfactory to the Secured Party), (d) if such Additional Grantor maintains any Deposit Account, securities account, brokerage account or other similar account (other than any Excluded Accounts), such Additional Grantor shall execute and deliver a Control Agreement with the applicable financial institution which purports to cover such account, (e) if reasonably requested by the Secured Party, such Grantor shall deliver an opinion of legal counsel to the Additional Grantor, in form and substance reasonably satisfactory to the Secured Party, covering the documents executed and the security interests granted by the Secured Party, (iii) if an Additional Grantor owns an interest in any real property, such Grantor and such Additional Grantor shall comply with the terms of Section 2(j) as if such real property was acquired on the date Grantor acquired such Pledged Interest, (iv) take all other such actions and execute and deliver, or cause to be executed and delivered, all such documents, instruments, agreements, and certificates reasonably requested by Secured Party, and (v) promptly following demand thereof, pay all fees and expenses of the Secured Party, including reasonable and documented attorney’s fees, incurred in connection with actions taken under this Section. Upon delivery of any such Joinder Agreement to the Secured Party, notice of which is hereby waived by each other Grantor, each Additional Grantor shall be a “Grantor” hereunder with the same force and effect as if it were originally a party to this Agreement and named as a “Grantor” hereunder. Each Grantor expressly agrees that their obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of the Secured Party not to cause any other Person to become an Additional Grantor hereunder. This Agreement shall be fully effective as to each Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

4.15 Limitation on Duty of Secured Party. The powers conferred on the Secured Party under this Agreement are solely to protect the Secured Party’s interest on behalf of itself and the Holders in the Collateral and shall not impose any duty upon it to exercise any such powers. Without in any way limiting the exculpation and indemnification provisions of the Note Documents, the Secured Party shall be accountable only for amounts that it actually receives and retains for its own account as a result of the exercise of such powers and neither the Secured Party nor its Representative nor any of their respective officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act, except for bad faith, gross negligence or willful misconduct. Without limiting the foregoing, the Secured Party and any Representative shall each be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its respective possession if such Collateral is accorded treatment substantially similar to that which the relevant Secured Party or any Representative, in its individual capacity, accords its own property consisting of the type of Collateral involved, it being understood and agreed that neither the Secured Party nor any Representative shall have any responsibility for taking any necessary steps (other than steps taken in accordance with the standard of care set forth above) to preserve rights against any Person with respect to any Collateral.

Without limiting the generality of the foregoing, neither the Secured Party nor any Representative shall have any obligation or liability under any Contract or license by reason of or arising out of this Agreement or the granting to the Secured Party of a security interest therein or assignment thereof or the receipt by the Secured Party or any Representative of any payment relating to any Contract or license pursuant hereto, nor shall the Secured Party or any Representative be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or license, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

4.16 Dividends, Distributions, Etc. If, prior to the payment or conversion in full of the Obligations (other than inchoate indemnity obligations), any Grantor shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization, merger or consolidation), or any options or rights, whether as an addition to, in substitution for, or in exchange for any of the Pledged Interests or otherwise, such Grantor agrees, in each case, to accept the same as the Secured Party’s agent and to hold the same in trust for the Secured Party, and to deliver the same promptly (but in any event within five (5) Business Days of receipt) to Secured Party in the exact form received, with the endorsement of such Grantor when necessary and/or with appropriate undated assignments separate from certificates or stock powers duly executed in blank, to be held by the Secured Party subject to the terms hereof, as additional Pledged Collateral. Each Grantor shall promptly deliver to the Secured Party (i) a Pledge Supplement with respect to such additional certificates, and (ii) any financing statements or amendments to financing statements as requested by the Secured Party. Each Grantor hereby authorizes the Secured Party to attach each such Pledge Supplement to this Agreement. Except as provided in Section 4.17(b) below, all sums of money and property so paid or distributed in respect of the Pledged Interests which are received by such Grantor shall, until paid or delivered to the Secured Party, be held by such Grantor in trust as additional Pledged Collateral.

4.17 Voting Rights; Dividends; Certificates.

(a) So long as no Event of Default has occurred and is continuing, each Grantor shall be entitled (subject to the other provisions hereof, including, without limitation, Section 4.18 below) to exercise its voting and other consensual rights with respect to the Pledged Interests and otherwise exercise the incidents of ownership thereof in any manner not inconsistent with this Agreement and/or any of the other Note Documents. Each Grantor hereby grants to the Secured Party or its nominee, an irrevocable proxy to exercise all voting, corporate and limited liability company rights relating to the Pledged Interests in any instance, which proxy shall be effective, at the discretion of the Secured Party, upon the occurrence and during the continuance of an Event of Default so long as the Secured Party has notified such Grantor in writing of its intent to exercise its voting power under this clause prior to the exercise thereof. Upon the request of the Secured Party at any time, each Grantor agrees to deliver to the Secured Party such further evidence of such irrevocable proxy or such further irrevocable proxies to vote the Pledged Interests as the Secured Party may reasonably request.

(b) So long as no Event of Default shall have occurred and be continuing, the Grantors shall be entitled to receive cash dividends or other distributions made in respect of the Pledged Interests, to the extent permitted to be made pursuant to the terms of the Note Documents. Upon the occurrence and during the continuance of an Event of Default, in the event that any Grantor, as record and beneficial owner of the Pledged Interests, shall have received, any cash dividends or other distributions in the ordinary course, such Grantor shall deliver to the Secured Party, and the Secured Party shall be entitled to receive and retain, for the benefit of the Secured Party and the Holders, all such cash or other distributions as additional security for the Obligations.

(c) [reserved]

(d) Any or all of the Pledged Interests held by the Secured Party hereunder may, if an Event of Default has occurred and is continuing and so long as the Secured Party has notified the applicable Grantor in writing of its intent to exercise its power of registration under this sentence prior to the exercise thereof, be registered in the name of Secured Party or its nominee, and the Secured Party or its nominee may thereafter without notice exercise all voting and corporate rights at any meeting with respect to any Pledged Entity and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Interests as if it were the absolute owner thereof, including, without limitation, the right to vote in favor of, and to exchange at its discretion any and all of the Pledged Interests upon the merger, consolidation, reorganization, recapitalization or other readjustment with respect to any Pledged Entity or upon the exercise by any Pledged Entity, any Grantor or the Secured Party of any right, privilege or option pertaining to any of the Pledged Interests, and in connection therewith, to deposit and deliver any and all of the Pledged Interests with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as the Secured Party may reasonably determine, all without liability except to account for property actually received by the Secured Party, but the Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

4.18 No Disposition, Etc. Until the irrevocable payment or conversion in full of the Obligations (other than inchoate indemnity obligations), each Grantor agrees that, except as permitted under the Note Documents, it will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Interests or any other Pledged Collateral, nor will such Grantor create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Pledged Interests or any other Pledged Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest of the Secured Party provided for by this Agreement, the other Security Documents and the Permitted Liens described in clauses (A) or (B) of the definition thereof.

4.19 Payment of Expenses. The Grantors shall, jointly and severally, pay all costs and expenses (including reasonable and documented attorneys’ fees) incurred by the Secured Party and its Affiliates and each Holder in connection with the administration and enforcement of this Agreement and the other Note Documents, and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes or any other Note Document (whether or not such amendment, waiver or consent becomes effective), including: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes or any other Note Document or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes or any other Note Document, or by reason of being a holder of any Note, and (b) the costs and expenses, including the fees of one financial advisor for all holders of the Notes incurred in connection with the insolvency or bankruptcy of any Grantor or any Subsidiary thereof or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes or any other Note Document.

Section 5. Lien Absolute, Waivers.

(a) Until payment or conversion in full of the Obligations (other than inchoate indemnity obligations), all rights of Secured Party hereunder, and all obligations of Grantors hereunder, shall be absolute and unconditional irrespective of, shall not be affected by, and shall remain in full force and effect without regard to, and each Grantor hereby waives all, rights, claims or defenses that it might otherwise have (now or in the future) with respect to, in each case, each of the following (whether or not such Grantor has knowledge thereof):

i)   the validity or enforceability of the Note Documents, any of the Obligations or any guarantee or right of offset with respect thereto at any time or from time to time held by the Secured Party;

ii) any renewal, extension or acceleration of, or any increase in the amount of the Obligations, or any amendment, supplement, modification or waiver of, or any consent to departure from, the Note Documents;

iii) any failure or omission to assert or enforce or agreement or election not to assert or enforce, delay in enforcement, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under any Note Documents, at law, in equity or otherwise) with respect to the Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Obligations;

iv) any change, reorganization or termination of the corporate structure or existence of any Grantor or any of their Subsidiaries and any corresponding restructuring of the Obligations;

v) any settlement, compromise, release, or discharge of, or acceptance or refusal of any offer of payment or performance with respect to, or any substitutions for, the Obligations or any subordination of the Obligations to any other obligations;

vi) the validity, perfection, non-perfection or lapse in perfection, priority or avoidance of any security interest or lien, the release of any or all collateral securing, or purporting to secure, the Obligations or any other impairment of such collateral;

vii) any exercise of remedies with respect to any security for the Obligations (including, without limitation, any collateral, including the Collateral securing or purporting to secure any of the Obligations) at such time and in such order and in such manner as the Secured Party may decide and whether or not every aspect thereof is commercially reasonable and whether or not such action constitutes an election of remedies and even if such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy that any Grantor would otherwise have and without limiting the generality of the foregoing or any other provisions hereof, each Grantor hereby expressly waives any and all benefits which might otherwise be available to such Grantor under applicable law; and

viii)   any other circumstance whatsoever which may or might in any manner or to any extent vary the risk of any Grantor as an obligor in respect of the Obligations or which constitutes, or might be construed to constitute, an equitable or legal discharge of the Pledgor or any other Grantor for the Obligations, or of such Grantor under the guarantee contained in the Note Documents or of any security interest granted by any Grantor, whether in a Bankruptcy Proceeding or in any other instance.

(b) In addition, each Grantor further waives any and all other defenses, set- offs or counterclaims (other than a defense of payment or performance in full hereunder) which may at any time be available to or be asserted by it, any Grantor or Person against the Secured Party, including, without limitation, failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction and usury.

(c) Each Grantor waives diligence, presentment, protest, marshaling, demand for payment, notice of dishonor, notice of default and notice of nonpayment to or upon any of the Grantors with respect to the Obligations. Except for notices provided for herein, each Grantor hereby waives notice (to the extent permitted by applicable law) of any kind in connection with this Agreement or any collateral securing the Obligations, including, without limitation, the Collateral. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Grantor, the Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any Grantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any Grantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Grantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Grantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Secured Party against any Grantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

Section 6. Miscellaneous.

6.1 No Waiver. No failure on the part of the Secured Party or any of its Representatives to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Party or any of its Representatives of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

6.2 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

6.3 Notices. All notices, approvals, requests, demands and other communications hereunder shall be delivered or made in the manner set forth in, and shall be effective in accordance with the terms of, the Convertible Notes; provided, that, to the extent any such communication is being made or sent to the Secured Party, such communication shall be made to the Secured Party at the address set forth below the Secured Party’s signature hereto; provided, further, that any communication to a Grantor (other than the Pledgor) may be made to the address of the Pledgor. The Pledgor and the Secured Party may change their respective notice addresses by written notice given to the other parties hereto 10 days following the effectiveness of such change.

6.4 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Grantors and the Secured Party. Any such amendment or waiver shall be binding upon the Secured Party and the Grantors and their respective successors and assigns.

6.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereto; provided, that no Grantor shall assign or transfer any of its rights or obligations hereunder without the prior written consent of the Secured Party. The Secured Party, in its capacity as the collateral agent, may assign its rights and obligations hereunder without the consent of any Grantor (provided that unless an Event of Default shall have occurred and be continuing at the time of any assignment, such Person does not engage in a business or activity contemplated by NAICS code 3361 (Motor Vehicle Manufacturing)).

6.6 Counterparts; Headings. This Agreement may be authenticated in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may authenticate this Agreement by signing any such counterpart. This Agreement may be authenticated by manual signature or facsimile, .pdf or similar electronic signature, all of which shall be equally valid. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

6.7 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party and its Representative in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

6.8 SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS. EACH GRANTOR (A) AGREES THAT ANY SUIT, ACTION OR PROCEEDING AGAINST IT ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE INSTITUTED IN ANY U.S. FEDERAL COURT WITH APPLICABLE SUBJECT MATTER JURISDICTION SITTING IN THE CITY OF NEW YORK; (B) WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, (I) ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING; AND (II) ANY CLAIM THAT IT MAY NOW OR HEREAFTER HAVE THAT ANY SUCH SUIT, ACTION OR PROCEEDING IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; AND (C) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE SECURED PARTY’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE FOREGOING COURTS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

6.9 WAIVER OF RIGHT TO TRIAL BY JURY. EACH GRANTOR AND THE SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH GRANTOR AND THE SECURED PARTY HEREBY AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION 6.9 AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

6.10 Survival. All representations, warranties, covenants and agreements of the Grantors and the Secured Party shall survive the execution and delivery of this Agreement.

6.11 Collateral Agent for Holders.

(a) The Holders have, pursuant to Section 9(t) of the Securities Purchase Agreement, designated and appointed the Secured Party as the collateral agent of the Holders under this Agreement and the other Note Documents.

(b) The Secured Party shall have the discretion to allocate proceeds received by the Secured Party pursuant to the exercise of remedies under the Note Documents or at law or in equity (including without limitation with respect to any secured creditor remedies exercised against the Collateral and any other security provided for under any Security Documents) to the then outstanding Obligations in such order as the Secured Party shall elect.

6.12 Collateral Agent.

(a) The Secured Party is hereby designated as the collateral agent under this Agreement, the Security Documents and the Note Documents, and the Holders irrevocably authorize the Secured Party to take such action on their behalf under the provisions of this Agreement, the Security Documents and the other Note Documents, and to exercise such powers and perform such duties as are expressly delegated to the Secured Party by the terms of this Agreement and the other Note Documents, and consents and agrees to the terms of the each Note Document, as the same may be in effect or may be amended, restated, supplemented or otherwise modified from time to time in accordance with their respective terms. Each Holder, by accepting the benefits of this Agreement, agrees to the appointment of the Secured Party pursuant to this Section 6.12. The Secured Party agrees to act as such on the express conditions contained in this Section 6.12. The Holders agree that any action taken by the Secured Party in accordance with the provisions of this Agreement and the other Note Documents, and the exercise by the Secured Party of any rights or remedies set forth herein and therein shall be authorized and binding upon the Holders. Notwithstanding any provision to the contrary contained elsewhere in this Agreement and the other Note Documents, the duties of the Secured Party shall be ministerial and administrative in nature, and the Secured Party shall not have any duties or responsibilities, except those expressly set forth herein and in the Security Documents, to which the Secured Party is a party, nor shall the Secured Party have or be deemed to have any trust or other fiduciary relationship with the Holders, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Security Documents and the other Note Documents, or otherwise exist against the Secured Party. Without limiting the generality of the foregoing sentence, the use of the term “agent” in this Agreement with reference to the Secured Party is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

(b) The Secured Party may perform any of its duties under this Agreement or the other the Note Documents, by or through receivers, agents, employees, attorneys-in-fact or with respect to any specified Person, such Person’s Affiliates, and the respective officers, directors, employees, agents, advisors and attorneys-in-fact of such Person and its Affiliates (a “Related Person”), and shall be entitled to advice of counsel concerning all matters pertaining to such duties, and shall be entitled to act upon, and shall be fully protected in taking action in reliance upon any advice or opinion given by legal counsel. The Secured Party shall not be responsible for the acts or omissions of any receiver, agent, employee, attorney-in-fact or Related Person that it selects as long as such selection was made in good faith and with due care.

(c) The Secured Party shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, order, letter, telegram, facsimile, certification, telephone message, statement, or other communication, document or conversation (including those by telephone or e-mail) believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including, without limitation, counsel to the any Grantor), independent accountants and other experts and advisors selected by the Secured Party. The Secured Party shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, or other paper or document. The Secured Party shall be fully justified in failing or refusing to take any action under this Agreement and the other Note Documents. The Secured Party shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Note Documents, in accordance with a request, direction, instruction or consent of the Holders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Holders.

(d) The Secured Party shall not be deemed to have knowledge or notice of the occurrence of any default or Event of Default.

(e) The Secured Party may resign at any time by 5 days’ written notice to the Holders, such resignation to be effective upon the acceptance of a successor agent to its appointment as Secured Party. If the Secured Party resigns under this Agreement, the Pledgor shall appoint a successor collateral agent. If no successor collateral agent is appointed pursuant to the preceding sentence within ten (10) days after the intended effective date of resignation (as stated in the notice of resignation) the Secured Party shall be entitled to petition a court of competent jurisdiction to appoint a successor. Upon the acceptance of its appointment as successor collateral agent hereunder, such successor collateral agent shall succeed to all the rights, powers and duties of the retiring Secured Party, and the retiring Secured Party’s appointment, powers and duties as the Secured Party shall be terminated. After the retiring Secured Party’s resignation hereunder, the provisions of this Section 6.12(e) shall continue to inure to its benefit and the retiring Secured Party shall not by reason of such resignation be deemed to be released from liability as to any actions taken or omitted to be taken by it while it was the Secured Party under this Agreement.

(f)   High Trail Special Situations LLC shall initially act as collateral agent and shall be authorized to appoint co-collateral agents as necessary in its sole discretion. Except as otherwise explicitly provided herein or in the Security Documents, neither the Secured Party nor any of its respective officers, directors, employees or agents or other Related Persons shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Secured Party nor any of its officers, directors, employees or agents shall be responsible for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

(g) The Secured Party is authorized and directed to (i) enter into the Security Documents to which it is party, whether executed on or after the Closing, (ii) bind the Holders on the terms as set forth in the Security Documents and the other Note Documents, and (iii) perform and observe its obligations under the Security Documents and the other Note Documents.

(h) The Secured Party shall have no obligation whatsoever to assure that the Collateral exists or is owned by any Grantor or is cared for, protected, or insured or has been encumbered, or that the Secured Party’s Liens have been properly or sufficiently or lawfully created, perfected, protected, maintained or enforced or are entitled to any particular priority, or to determine whether all or part of the Grantor’s property constituting Collateral intended to be subject to the Lien and security interest of the Security Documents has been properly and completely listed or delivered, as the case may be, or the genuineness, validity, marketability or sufficiency thereof or title thereto, or to exercise at all or in any particular manner or under any duty of care, disclosure, or fidelity, or to continue exercising, any of the rights, authorities, and powers granted or available to the Secured Party pursuant to this Agreement, any Security Document or the other Note Documents.

(i) No provision of this Agreement, any Security Document or the other Note Documents shall require the Secured Party to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or thereunder or to take or omit to take any action hereunder or thereunder unless it shall have received indemnity satisfactory to the Secured Party in its sole discretion against potential costs and liabilities incurred by the Secured Party relating thereto. Notwithstanding anything to the contrary contained in this Agreement, the Security Documents or the other Note Documents, in the event the Secured Party is entitled or required to commence an action to foreclose or otherwise exercise its remedies to acquire control or possession of the Collateral, the Secured Party shall not be required to commence any such action or exercise any remedy or to inspect or conduct any studies of any property under the Mortgages or take any such other action if the Secured Party has determined that the Secured Party may incur personal liability as a result of the presence at, or release on or from, the Collateral or such property, of any hazardous substances. The Secured Party shall at any time be entitled to cease taking any action described in this clause (i) if it no longer reasonably deems any indemnity, security or undertaking to be sufficient.

(j) The Secured Party (i) shall not be liable for any action taken or omitted to be taken by it in connection with this Agreement, any Security Document, the other Note Documents, or any instrument referred to herein or therein, except to the extent that any of the foregoing are found by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from its own gross negligence or willful misconduct, (ii) shall not be liable for interest on any money received by it and (iii) may consult with counsel of its selection and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it in good faith and in accordance with the advice or opinion of such counsel. The grant of permissive rights or powers to the Secured Party shall not be construed to impose duties to act.

(k) The Secured Party shall not be liable for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters. The Secured Party shall not be liable for any indirect, special, punitive, incidental or consequential damages (included but not limited to lost profits) whatsoever, even if it has been informed of the likelihood thereof and regardless of the form of action.

(l) The Secured Party does not assume any responsibility for any failure or delay in performance or any breach by the Pledgor or any Grantor under this Agreement, the Security Documents and the other Note Documents. The Secured Party shall not be responsible any Person for any recitals, statements, information, representations or warranties contained in this Agreement, the Security Documents, the other Note Documents, or in any certificate, report, statement, or other document referred to or provided for in, or received by the Secured Party under or in connection with, this Agreement, the Security Documents or the other Note Documents; the execution, validity, genuineness, effectiveness or enforceability of the Security Documents and any other Note Document of any other party thereto; the genuineness, enforceability, collectability, value, sufficiency, location or existence of any Collateral, or the validity, effectiveness, enforceability, sufficiency, extent, perfection or priority of any Lien therein; the validity, enforceability or collectability of any obligations; the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of any obligor; or for any failure of any obligor to perform its obligations under this Agreement, the Security Documents and the other Note Documents. The Secured Party shall have no obligation to any Person to ascertain or inquire into the existence of any default or Event of Default, the observance or performance by any obligor of any terms of this Agreement, the Security Documents or the other Note Documents, or the satisfaction of any conditions precedent contained in this Agreement, the Security Documents or the other Note Documents. The Secured Party shall not be required to initiate or conduct any litigation or collection or other proceeding under this Agreement, the Intercreditor Agreements, and the Security Documents unless expressly set forth hereunder or thereunder.

(m) The parties hereto hereby agree and acknowledge that the Secured Party shall not assume, be responsible for or otherwise be obligated for any liabilities, claims, causes of action, suits, losses, allegations, requests, demands, penalties, fines, settlements, damages (including foreseeable and unforeseeable), judgments, expenses and costs (including but not limited to, any remediation, corrective action, response, removal or remedial action, or investigation, operations and maintenance or monitoring costs, for personal injury or property damages, real or personal) of any kind whatsoever, pursuant to any environmental law as a result of this Agreement, the Security Documents or the other Note Documents or any actions taken pursuant hereto or thereto. Further, the parties hereto hereby agree and acknowledge that in the exercise of its rights under Agreement, the Security Documents or the other Note Documents, the Secured Party may hold or obtain indicia of ownership primarily to protect the security interest of the Secured Party in the Collateral and that any such actions taken by the Secured Party shall not be construed as or otherwise constitute any participation in the management of such Collateral. In the event that the Secured Party is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any fiduciary or trust obligation for the benefit of another, which in either of the Secured Party’s sole discretion may cause the Secured Party to be considered an “owner or operator” under the provisions of the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), 42 U.S.C. §9601, et seq., or otherwise cause the Secured Party to incur liability under CERCLA or any other federal, state or local law, each of the Secured Party and the Secured Party reserves the right, instead of taking such action, to either resign as the collateral agent or arrange for the transfer of the title or control of the asset to a court-appointed receiver. The Secured Party shall not be liable to the Pledgor, the Grantors, or any other Person for any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Secured Party’s actions and conduct as authorized, empowered and directed hereunder or relating to the discharge, release or threatened release of hazardous materials into the environment.

(n) Subject to the provisions of the applicable Security Documents and the other Note Documents, the Secured Party shall execute and deliver this Agreement, the Security Documents and the other Note Documents to which it is a party and all agreements, documents and instruments incidental thereto, and act in accordance with the terms thereof. For the avoidance of doubt, the Secured Party shall have no discretion under this Agreement, the Security Documents or the other Note Documents and shall not be required to make or give any determination, consent, approval, request or direction without the written direction of the Holders.

(o) The Secured Party is authorized to receive any funds for the benefit of itself, and the Holders distributed under the Security Documents and to make further distributions of such funds to itself and the Holders in accordance with the Security Documents and the other Note Documents.

(p) In each case that the Secured Party may or is required hereunder or under any Security Document or the other Note Documents, to take any action (an “Action”), including without limitation to make any determination, to give consents, to exercise rights, powers or remedies, to release or sell Collateral or otherwise to act hereunder or under any Security Document or the other Note Documents, the Secured Party may seek direction from the Holders. The Secured Party shall not be liable with respect to any Action taken or omitted to be taken by it in accordance with the direction from the Holders. If the Secured Party shall request direction from the Holders with respect to any Action, the Secured Party shall be entitled to refrain from such Action unless and until the Secured Party shall have received direction from the Holders, and the Secured Party shall not incur liability to any Person by reason of so refraining.

(q) Notwithstanding anything to the contrary in this Agreement, the Security Documents or the other Note Documents, in no event shall the Secured Party be responsible for, or have any duty or obligation with respect to, the recording, filing, registering, perfection, protection or maintenance of the security interests or Liens intended to be created by this Agreement, the Security Documents or the other Note Documents (including without limitation the filing or continuation of any UCC financing or continuation statements or similar documents or instruments), nor shall the Secured Party be responsible for, and the Secured Party makes no representation regarding, the validity, effectiveness or priority of any of the Security Documents or the security interests or Liens intended to be created thereby.

(r) Notwithstanding anything to the contrary contained herein, the Secured Party shall only act pursuant to the instructions of the Holders with respect to the Security Documents and the Collateral.

6.13 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

6.14 ENTIRE AGREEMENT; AMENDMENT. THIS AGREEMENT, TOGETHER WITH THE OTHER NOTE DOCUMENTS, SUPERSEDES ALL OTHER PRIOR ORAL OR WRITTEN AGREEMENTS BETWEEN THE SECURED PARTY, EACH GRANTOR, THEIR RESPECTIVE AFFILIATES AND PERSONS ACTING ON THEIR BEHALF WITH RESPECT TO THE MATTERS DISCUSSED HEREIN, AND THIS AGREEMENT, TOGETHER WITH THE OTHER NOTE DOCUMENTS AND THE OTHER INSTRUMENTS REFERENCED HEREIN AND THEREIN, CONTAINS THE ENTIRE UNDERSTANDING OF THE PARTIES WITH RESPECT TO THE MATTERS COVERED HEREIN AND THEREIN AND, EXCEPT AS SPECIFICALLY SET FORTH HEREIN OR THEREIN, NEITHER THE SECURED PARTY NOR ANY GRANTOR MAKES ANY REPRESENTATION, WARRANTY, COVENANT OR UNDERTAKING WITH RESPECT TO SUCH MATTERS. AS OF THE DATE OF THIS AGREEMENT, THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS DISCUSSED HEREIN. NO PROVISION OF THIS AGREEMENT MAY BE AMENDED, MODIFIED OR SUPPLEMENTED OTHER THAN BY AN INSTRUMENT IN WRITING SIGNED BY THE GRANTORS AND THE SECURED PARTY.

6.15 Grantor Acknowledgement. Each Grantor acknowledges receipt of an executed copy of this Agreement. Each Grantor waives the right to receive any amount that it may now or hereafter be entitled to receive (whether by way of damages, fine, penalty, or otherwise) by reason of the failure of the Secured Party to deliver to such Grantor a copy of any financing statement or any statement issued by any registry that confirms registration of a financing statement relating to this Agreement.

6.16 Intercreditor Agreement. Notwithstanding anything to the contrary herein, in the event that the Pledgor consummates a Traditional Working Capital Facility, (i) the Liens granted pursuant to Section 3 shall be subject to the terms and conditions of any intercreditor agreement entered into by the Pledgor and the Secured Party with respect to such Traditional Working Capital Facility and on terms acceptable to each of the Grantor and the Secured Party and entered into in accordance with the Note (an “Intercreditor Agreement”), and (ii) the exercise of any right or remedy by the Secured Party hereunder is subject in all instances to the provisions of the Intercreditor Agreement, if any. In the event of any conflict between the terms of the Intercreditor Agreement, if any, and this Agreement, the terms of the Intercreditor Agreement shall govern and control.

6.17 Sale and Leaseback Transaction. Notwithstanding anything to the contrary herein, in the event that the Pledgor consummates the Sale and Leaseback Transaction, (i) the Liens granted pursuant to Section 3 as to the Leaseback Assets shall be released and/or subject to the terms and conditions of any intercreditor agreement entered into by the Pledgor and the Secured Party with respect to the Sale and Leaseback Transaction and on terms acceptable to each of the Grantor and the Secured Party (a “Leaseback Intercreditor Agreement”), and (ii) the exercise of any right or remedy by the Secured Party hereunder is subject in all instances to the provisions of the Leaseback Intercreditor Agreement, if any. In the event of any conflict between the terms of the Leaseback Intercreditor Agreement, if any, and this Agreement, the terms of the Leaseback Intercreditor Agreement shall govern and control.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the day and year first above written.

PLEDGOR:

WORKHORSE GROUP INC.

By:
Name:
Title:

Notice Address:
3600 Park 42 Drive, Suite 160 E
Sharonville, OH 45241

GRANTORS

WORKHORSE TECHNOLOGIES INC.
WORKHORSE MOTOR WORKS INC.
WORKHORSE PROPERTIES INC.
HORSEFLY INC.
ESG LOGISTICS CORP.
STABLES & STALLS LLC
ROUTEHORSE LLC
STABLES & STALLS REAL ESTATE I LLC

By:
Name:
Title:

Notice Address:
3600 Park 42 Drive, Suite 160 E
Sharonville, OH 45241

[Signature Page to Security Agreement]

SECURED PARTY:

HIGH TRAIL SPECIAL SITUATIONS LLC,
as Secured Party

By:
Name:
Title:

Notice Address:

High Trail Special Situations LLC
c/o High Trail Capital
[*]
[*]
Attn: [*]
E-Mail: [*]

[Signature Page to Security Agreement]